Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C. 20549-0506

RE:	Separate Account VA-7 of TLIC
File No. 811-08835, CIK 0001044604
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-7 of TLIC, a unit investment trust registered under the Act, mailed to its contract owners the Semi Annual report of the underlying funds of the following underlying management investment companies:

•	Transamerica Series Trust (CIK: 778207).

•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (CIK: 0000896435

•	The Alger American Fund (CIK: 832566)

•	AllianceBernstein Variable Products Series Fund, Inc. (CIK: 825316)

•	Dreyfus Variable Investment Fund (CIK: 813383)

•	Janus Aspen Series (CIK: 906185)

•	MFS® Variable Insurance Trust (CIK: 918571)

•	The Universal Institutional Funds, Inc. (CIK: 1011378)

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi-Annual Report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Transamerica Life Insurance Company